UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2005

The Wilber Corporation
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	001-31896 (Commission File Number)	15-6018501 (IRS Employer Identification No.)

245 Main Street, Oneonta, New York 13820
(Address of principal executive offices)

Registrant’s telephone number, including area code: (607) 432-1700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

        January 21, 2005, The Wilber Corporation issued a press release announcing the declaration of its quarterly dividend. The press release is filed as Exhibit 99.1 to this report.

Item 9.01     Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No. 99.1	Description Press release, dated January 24, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILBER CORPORATION (Registrant) /s/ Joseph E. Sutaris Joseph E. Sutaris Treasurer & Chief Financial Officer

Date: January 24, 2005

EXHIBIT INDEX

Exhibit No. 99.1	Description Press release, dated January 24, 2005.